Exhibit 99.2

Midwest Seminar Frederick J. Boyle Senior Vice President, Chief Financial Officer, Treasurer and Controller

Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). DPL’s earnings per share is prepared in accordance with GAAP and represent the company’s earnings per share as reported in DPL’s financial statements filed with the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes that adjusted earnings per share information is relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of adjusted earnings per share to the comparable GAAP financial measure of earnings per share.

Company Overview

A reliable, efficient, profitable and well-regarded investor-owned regional utility Diversified regional energy holding company headquartered in Dayton, Ohio Principal Subsidiaries The Dayton Power and Light Company, a regulated electric utility Providing approximately 99% of total consolidated revenue and approximately 92% of total consolidated assets DPL Energy, LLC, an owner and operator of peaking generation facilities DPL Energy Resources, Inc., an Ohio competitive retail electric supplier DPL Inc. Overview

Integrated Wholesale Operations Board of Directors CEO, President Operates a wires business Focused on operational performance Reliability Customer satisfaction Cost per customer Safety Long-term asset performance Operates coal & peaking units 2,850 MW coal 919 MW peakers Focused on operational performance Equivalent availability Heat rate EFOR Capital expenditures Long-term asset performance Operates commodity risk management Serves POLR load Markets/bids supply Optimizes coal, natural gas oil and power Manages emission allowances RTO market activities Corporate functions Accounting Treasury Legal Regulatory Investor Relations Public Relations Human Resources Purchasing Environmental Information Technology Corporate Development T&D Operations Generation Commercial Operations Corporate Functions Functionally Organized

Service territory encompasses 24 counties, within 6,000 square miles, in West Central Ohio Population of 1.3 million Loyal and diverse customer base Over 513,000 retail customers Expanding military presence Attractive local universities provide source of well-educated employees Service Area

Customer Base Residential Government Commercial Industrial Education Retail Customers Retail Revenue 2008A Total: 513,000 customers 2008A Total: $1.2 billion Principal Industries Defense Food Processing Paper Plastic Manufacturing Automotive Diversified Retail Market West Central Ohio 8.1% 19.8% 27.3% 44.8% Residential Commercial Industrial Other 0.4% 1.3% 9.7% 88.6%

Ohio law requires utilities to join a regional transmission organization Transmission operated by PJM Generation can be delivered to both PJM and MISO DPL Inc. and its co-owned generation units are strategically located Member of PJM and MISO RTO’s DPL’s co-owned generation units operated by Duke have the capability to sell generation in MISO and/or PJM RTOs PJM MISO Regional Transmission Organizations

Generation and Commercial Operations

Portfolio of low-cost, coal fired plants and peaking facilities Environmental CAPEX Program completed on majority of base-load units FGD’s and SCR’s installed on all baseload units with the exception of Beckjord and Hutchings Generation Overview

DPL Generation = 3,769 Megawatts DPL Generating Units Natural Gas Peaking Generation Units Wholly & Commonly Owned Coal-Fired Generating Plants DPL Inc. Generation MW Units Coal = 2,850 17 Natural Gas/Diesel = 919 22 Total = 3,769 39

Generation Portfolio

Plant [1]	Location	Fuel	Total Capacity (MW)	Net Capacity (MW)	Co-Owners	Operator	COD
Hutchings	Miamisburg, Ohio	Coal	365	365	—	DP&L	1948–1953
Hutchings CT	Miamisburg, Ohio	Gas	23	23	—	DP&L	1968
Killen	Wrightsville, Ohio	Coal	615	402	Duke	DP&L	1982
Killen CT	Wrightsville, Ohio	Oil	18	12	Duke	DP&L	1982
Stuart	Aberdeen, Ohio	Coal	2,388	836	AEP, Duke	DP&L	1970–1974
Stuart IC	Aberdeen, Ohio	Oil	10	3	AEP, Duke	DP&L	1969
Conesville Unit 4	Conesville, Ohio	Coal	780	129	AEP, Duke	AEP	1973
Beckjord Unit 6	New Richmond, Ohio	Coal	414	207	AEP, Duke	Duke	1969
Miami Fort Units 7 & 8	North Bend, Ohio	Coal	1,000	360	Duke	Duke	1975–1978
East Bend Unit 2	Rabbit Hash, Kentucky	Coal	600	186	Duke	Duke	1981
Zimmer	Moscow, Ohio	Coal	1,300	365	AEP, Duke	Duke	1991
Yankee Street CT	Centerville, Ohio	Gas	107	107	—	DP&L	1969
Monument IC	Dayton, Ohio	Oil	12	12	—	DP&L	1968
Tait Diesels IC	Dayton, Ohio	Oil	10	10	—	DP&L	1967
Sidney IC	Sidney, Ohio	Oil	12	12	—	DP&L	1968
Tait Units 1 – 3	Dayton, Ohio	Gas	256	256	—	DP&L	1995–1998
Montpelier Units 1 – 4	Montpelier, Indiana	Gas	192	192	—	DP&L	2001
Tait Units 4 – 7	Dayton, Ohio	Gas	292	292	—	DP&L	2002
Total			**8,394**	**3,769**			

Note:
1 Does not include OVEC generation, with approximately 110 MW treated as Purchased Power. Montpelier Units 1-4 and Tait Units 4 – 7 are DPL Energy Units.

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SCR: Selective Catalytic Reduction FGD: Flue Gas Desulfurization Environmental Upgrades for Existing Generation Cost Unit(s) ($mm) Scope In-Service DP&L Operated Units Stuart 1–4 53.9 SCR 2004 Killen 23.0 SCR 2004 Killen 158.2 FGD 2007 Stuart 1–4 230.7 FGD 2007–2008 CC Operated Units East Bend 17.2 SCR 2002 Miami Fort 7–8 41.1 SCR 2002–2003 Zimmer 34.9 SCR 2004 East Bend 4.7 FGD Upgrades 2005 Zimmer 3.7 FGD Upgrades 2006 Miami Fort 7–8 123.6 FGD 2007 Conesville 4 59.7 FGD and SCR 2009

Predominantly a “hedging” organization Portfolio Managed on an Integrated Basis Purchase coal for Killen, Stuart and OHH Partners purchase coal for all other coal units RTO Markets Participate in PJM and MISO markets Maintain a strong voice in PJM Commercial Operations Overview

Generating stations are centrally located Coal-fired generation units burn NAPP, CAPP and ILB coal Realize benefits of coal blending capabilities on scrubbed units Currently 100% hedged for our committed burn through 2010 Proximity to Diverse Coal Supply

Regulatory Environment

Signed by Governor on May 1, 2008 Went into effect July 31, 2008 Elements of the Bill Market Option Electric Security Plan (ESP) Established targets relating to: Advanced energy portfolio standards Renewable energy Demand reduction Energy efficiency standards DP&L filed its Electric Security Plan on October 10, 2009 Ohio Senate Bill 221

Settlement agreement reached with the Staff of the PUCO, the Ohio Consumers’ Counsel and various intervening parties on February 24, 2009 Pending approval by the PUCO ESP continues through end of 2012 Implement a fuel recovery rider beginning in 2010 EIR and non-bypassable RSS charge, previously approved by the PUCO through 2010, will continue through 2012 Electric Security Plan (ESP) Stipulation Key Elements

Distribution and generation base rates remain frozen through 2012 Can request approval of riders for: Changes in regulatory and tax law Storm damage Costs associated with new climate change or carbon laws/regulations Transmission Cost Recovery Rider (TCRR) costs Other RTO costs not included in TCRR Electric Security Plan (ESP) Stipulation Key Elements (continued)

Implement energy efficiency program rider effective in the second quarter of 2009 File a revised AMI / Smart Grid plan by September 2009 File an ESP or Market Rate Option (MRO) by March 2012, to be effective January 2013 Electric Security Plan (ESP) Stipulation Key Elements (continued)

Financial Review

Listed on New York Stock Exchange (DPL) 2008 Annual Revenue = $1.6 Billion Total Assets as of 12/31/08 = $3.7 Billion $1.14 Annualized Dividend per Common Share Investment Grade Credit Ratings Financial Overview DPL Inc. DP&L Outlook Effective Fitch Ratings BBB+ A+ Positive Apr-08 Baa2 A2 Positive Jul-08 Moody’s Investors Service BBB- BBB+ Positive Apr-08 Standard & Poor’s Corp.

EPS from Continuing Operations, Non-GAAP Diluted Earnings Growth EPS from Continuing Operations, GAAP Note: Page # 33 of this presentation includes a reconciliation of GAAP to Non-GAAP Earnings $1.03 $1.40 $1.53 $2.05 $2.15 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008 2009E $0.97 $1.03 $1.80 $2.12 $2.15 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2005 2006 2007 2008 2009E

6% December 2007 4% December 2008* 4% February 2007 4% February 2006 Consistent Dividend Growth *Announced a quarterly dividend increase from $0.275 to $0.285 per share in December 2008, resulting in an annualized dividend of $1.14 per share.

2008 Highlights Accomplishments Completed the DP&L-managed scrubber program in 2nd Quarter 2008 Realized significant gains on coal and emission allowance sales Collective bargaining agreement Effective through October 2011

As of December 31, 2008 Liquidity position remains strong. No funds drawn on the credit facility as of December 31, 2008. Credit facility matures November 2011. Liquidity and Cash Flow Total Liquidity Total Liquidity ($ in millions) Cash and Cash Equivalents $ 62.5 Restricted Funds 14.5 Short-term Investments 5.0 Total 82.0 Available Revolving Credit Facility 220.0 $ 302.0

DPL Inc. 2009 - 2011 Capital Outlook Construction Additions ($ in millions) Total 2009 to 2011 construction additions estimated to be $475 million $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E

Long-Term Debt $175 million Senior Notes due on March 31, 2009. At December 31, 2008 Amount Interest Rate ($mm) % Maturity DPL Inc. Senior Notes 175.0 8.000 2009 Senior Notes 297.4 6.875 2011 Senior Notes 195.0 8.125 2031 Unamortized debt discount (0.3) Total Parent Debt (1) 667.1 7.535 DP&L First Mortgage Bonds 470.0 5.125 2013 Pollution Control Series (2036) 100.0 4.800 2036 Pollution Control Series (2034) 214.4 4.780 2034 Pollution Control Series (2040) 100.0 variable 2040 Capital Leases and Other 0.6 Unamortized debt discount (1.0) Total DP&L Debt (1) 884.0 4.989 Total DPL Inc. Debt (1) 1,551.1 6.160 Notes: (1) Interest rate reflects weighted average Weighted averages for Total DP&L Debt and Total DPL Inc. Debt exclude the Pollution Control Series (2040) which has a variable rate.

2009 Objectives Focus on execution in core fundamentals of electric business Implement the ESP and TCRR Manage coal costs 100% hedged for committed burn through 2010 2009 estimated average coal contract cost of $45 per ton(1) Improve plant performance Control operation and maintenance costs Maintain strong liquidity position (1) Coal cost per ton is net of coal sale gains.

2009 EPS Range from Continuing Operations $2.00 to $2.30 per diluted share 2009 Earnings Guidance Reaffirmed

Appendix

DPL Inc. Earnings Per Share (GAAP) Twelve Months Ended 12/31/2008 and 12/31/2007 Twelve Months Ended December 31, Diluted 2008 2007 Earnings from Continuing Operations $2.12 $1.80 Earnings from Discontinued Operations $- $0.08 Total Diluted $2.12 $1.88 Average Diluted Shares Outstanding 115.4 117.8 (in millions) Twelve Months Ended December 31, Basic 2008 2007 Earnings from Continuing Operations $2.22 $1.97 Earnings from Discontinued Operations $- $0.09 Total Basic $2.22 $2.06 Average Basic Shares Outstanding 110.2 107.9 (in millions)

Reconciliation of GAAP to Non-GAAP Earnings Per Share Non-GAAP Earnings Per Share Reconciliation 2008 2007 2006 2005 Diluted earnings from continuing operations (GAAP) $2.12 $1.80 $1.03 $0.97 Adjustments: Ohio tax settlement (0.07) -- -- -- Executive litigation settlement -- (0.17) -- -- AEGIS insurance recovery -- (0.07) -- -- Gain on corporate aircraft sale -- (0.03) -- -- Charge for peaking plant impairment -- -- 0.37 -- Charge for early redemption of debt -- -- -- 0.29 Gain on sale of public equity investments -- -- -- (0.23) Adjusted diluted earnings per share from continuing operations $2.05 $1.53 $1.40 $1.03 (Non-GAAP)